Exhibit 10.14.1

                          THIRD MODIFICATION AGREEMENT


     BY THIS THIRD MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 13th day of February, 2003, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent") for the Banks listed in the hereinafter defined Credit Agreement (the "Banks") and as the Issuing Bank and the Swing Line Lender, and KNIGHT TRANSPORTATION, INC., an Arizona corporation (the "Company") and all present and future Significant Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS; ACKNOWLEDGEMENTS.

     1.1 The Borrower and the Administrative Agent and the Banks entered into that Credit Agreement dated April 6, 2001 (as amended from time to time, the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein. The Credit Agreement was previously amended by that Modification Agreement dated as of June 5, 2001 and that Second Modification Agreement dated as of November 19, 2001.

     1.2 Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Credit Agreement as set forth herein.

     1.3 All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2. CREDIT AGREEMENT.

     2.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

          "Letter of Credit Commitment" shall mean $10,000,000.00.

          "RLC Maturity Date" shall mean June 15, 2004.

     2.2 Section 2A.1(a) of the Credit Agreement is hereby amended to read as follows:

          (a) Provided that the Borrower has satisfied the conditions precedent contained in Section 2A.1(b) hereof, the Issuing Bank agrees, from time to time, to issue and/or renew Letters of Credit on behalf of the Borrower so long as (i) upon such issuance or renewal, an issuance fee is paid by Borrower to the Issuing Bank in an amount equal to ninety basis points (0.9%) per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) of the amount of each Letter of Credit, which issuance fee shall be allocated pro rata among the Banks in accordance with their respective Commitments, (ii) the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Letter of Credit Commitment, and (iii) the outstanding aggregate principal amount of all Borrowings made by all Banks pursuant to their Revolving

     Loan, together with the Swing Line Balance and the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Maximum RLC Commitment.

     2.3 Section 5.2 of the Credit Agreement is hereby amended to read as follows:

          SECTION 5.2 INSURANCE. Maintain adequate insurance by financially sound and reputable insurers of all properties of a character usually insured by companies engaged in the same or a similar business operating on a similar economic scale as the Borrower and its Subsidiaries against loss or damage resulting from fire, flood, property damage, workers compensation, or other risks insured against by extended coverage and of the kind customarily insured against by such companies, and maintain in full force and effect public liability insurance against claims for personal injury, death or property damage occurring upon, in, about or in connection with the use of any properties occupied or controlled by it and its Subsidiaries in such amounts as shall be customary among companies engaged in the same or similar businesses and similarly situated and maintain such other insurance as may be required by law with deductibles not in excess of $2,000,000.00 per occurrence for personal injury and property damage liability, cargo liability and collision and comprehensive, and not in excess of $500,000.00 per occurrence for worker's compensation.

     2.4 Section 5.11(a) of the Credit Agreement is hereby amended to read as follows:

          (a) Its Tangible Net Worth of not less than $170,000,000.00 plus 50% of positive net income and not reduced for any net losses plus 100% of any proceeds from any equity stock offering, measured quarterly commencing December 31, 2002, with "Tangible Net Worth" defined as total stockholders' equity less its intangible assets, plus its Subordinated Debt.

     2.5 Section 6.2(d) of the Credit Agreement is hereby amended to read as follows:

          (d)  Capital  purchases  not  to  exceed   $65,000,000.00,   including
     operating leases, capital leases and debt.

     2.6 Section 6.6 of the Credit Agreement is hereby amended to read as follows:

          SECTION  6.6  ERISA  LIABILITIES.  Create  or  suffer  to exist  ERISA
     Liabilities   in  an   aggregate   amount   for  all  Plans  in  excess  of
     $2,500,000.00.

     2.7 Section 6.9 of the Credit Agreement is hereby amended to read as follows:

          SECTION 6.9 DIVIDEND, DISTRIBUTIONS. Declare or pay any dividend or distribution in excess of fifty percent (50%) of Borrower's net income in any fiscal year either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase in excess of $30,000,000.00 in any 12 month period effective as of the date of this Agreement, or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

     2.8 Exhibit "F" of the Credit Agreement is hereby amended to read as attached hereto.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     3.1 All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     3.2 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     3.3 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

     3.4 All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

     4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     4.2 The modifications contained herein shall not be binding upon the Banks until the Administrative Agent shall have received all of the following:

          (a) An original of this Agreement fully executed by the Borrower.

          (b) An executed consent from each Bank.

          (c) Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

     4.3 Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

     4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Administrative Agent in connection herewith, whether or not all of the conditions described in Paragraph
4.2 above are satisfied. Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.

     4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Administrative Agent or the Banks, or in any other action or conduct undertaken by Borrower, the Administrative Agent or the Banks on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' consent to this Agreement. Further, the Banks' consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Banks; no such consent (either express or implied) has been given as of the date hereof.

     4.6 Time is hereby declared to be of the essence hereof of the Credit Agreement, and Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

     4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION


                                     By: /s/ Keri Tignini
                                         ---------------------------------------
                                     Name: Keri Tignini
                                           -------------------------------------
                                     Its: Assistant Vice President
                                          --------------------------------------

                                                            ADMINISTRATIVE AGENT

                                    KNIGHT TRANSPORTATION, INC.



                                    By: /s/ Tim Kohl
                                        ----------------------------------------
                                    Name: Tim Kohl
                                          --------------------------------------
                                    Its: CFO, Secretary
                                         ---------------------------------------


                                    QUAD-K LEASING, INC., an Arizona corporation



                                    By: /s/ Tim Kohl
                                        ----------------------------------------
                                    Name: Tim Kohl
                                          --------------------------------------
                                    Its: CFO, Secretary
                                         ---------------------------------------

                                                                        BORROWER

                              CONSENT OF THE BANKS


Re: Knight Transportation, Inc.

    The following:

     (a) is a Bank named in that Credit Agreement dated April 6, 2001 between Knight Transportation, Inc., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries of the Company (the "Borrower"), Wells Fargo Bank, National Association, as administrative agent for the Banks (the "Administrative Agent"), and the Banks; and

     (b) consents to that Third Modification Agreement dated February 13, 2003 entered into between the Borrower and the Administrative Agent.

                                     THE NORTHERN TRUST COMPANY, an Illinois
                                     banking corporation



                                     By: /s/ Eileen L. Sachanda
                                         ---------------------------------------
                                     Name: Eileen L. Sachanda
                                           -------------------------------------
                                     Its: Vice President
                                          --------------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS


Re: Knight Transportation, Inc.

    The following:

     (a) is a Bank named in that Credit Agreement dated April 6, 2001 between Knight Transportation, Inc., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries of the Company (the "Borrower"), Wells Fargo Bank, National Association, as administrative agent for the Banks (the "Administrative Agent"), and the Banks; and

     (b) consents to that Third Modification Agreement dated February 13, 2003 entered into between the Borrower and the Administrative Agent.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION



                                     By: /s/ Keri Tignini
                                         ---------------------------------------
                                     Name: Keri Tignini
                                           -------------------------------------
                                     Its: Assistant Vice President
                                          --------------------------------------

                                                                          "Bank"

                                   EXHIBIT "F"

                        QUARTERLY COMPLIANCE CERTIFICATE
                            FOR FISCAL QUARTER ENDING
                             ________________, 20__




WELLS FARGO BANK, NATIONAL ASSOCIATION
As Administrative Agent for the Banks
100 West Washington
Phoenix, Arizona  85003

Attn: Arizona RCBO                                Date:_________________


Dear Ladies and Gentlemen:

     This Quarterly Compliance Certificate refers to the Credit Agreement dated as of April 6, 2001 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among KNIGHT TRANSPORTATION, INC., an Arizona corporation, and its Significant Subsidiaries (collectively, "Borrower"), the Banks named therein, WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent for the Banks, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as a Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to Section 5.4 of the Credit Agreement, the undersigned, a Financial Officer of Borrower, certifies that:

     1. Enclosed are the required financial statements for the [quarter] [fiscal year] (the "Reporting Period") ending for Borrower as required under Section 5.4 of the Credit Agreement.

     2. To the best of the undersigned's knowledge, no "Event of Default" or Potential Default has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

     3. As of the last day of the Reporting Period, the computations below were true and correct:

I.   SECTION 5.11(a)   Tangible Net Worth
                       Initial Amount                            $170,000,000.00
                       +50% of positive net income               $______________
                       +100% of stock offering proceeds          $______________
                       since December 31, 2002
                       =Tangible Net Worth Limitation            $______________

                       Actual Tangible Net Worth:                $______________


II.  SECTION 5.11(b)   EBITDA Coverage Ratio
                       (calculated on a rolling 4 quarter basis)

Numerator:             Net Profit before Tax                     _______________
                       +Depreciation & Amortization Exp.         _______________
                       +Interest Expense (net of capitalized
                       interest expense)
                                                                 _______________
                       =EBITDA                                                 A
                                                                 ---------------

                       Divided by

Denominator:           Interest expense                          _______________
                       Current maturity of long-term
                       debt (prior period)                       _______________
                       +Current maturity of subordinated
                       debt (prior period)
                       +Dividends/distributions                  _______________
                       =Payment Requirement                                    B
                                                                 ---------------

                       Equals:                                               A/B
                                                                 ---------------

                       Minimum Required:                                   3.00X
                                                                 ---------------

III. SECTION 5.11(c)   Funded Debt to EBITDA Ratio
                       (calculated on a trailing 4 quarter basis)

Numerator:             Indebtedness                              _______________
                       +Letter of Credit Balance                 _______________
                       =Funded Debt                                            A
                                                                 ---------------

                       Divided by

Denominator:           EBITDA                                                  B
                                                                 ---------------

                       Equals:                                               A/B
                                                                 ---------------

                       Maximum Permitted:                                  1.50X
                                                                 ---------------

IV.  SECTION 5.11(d)   (i)  Net Income after Tax: actual         $______________
                                                   Requirement   =>        $1.00
                                                                 ---------------

                       (ii) Pre-Tax Profit: actual               $______________
                                                   Requirement   =>        $1.00
                                                                 ---------------

V.   SECTION 5.11(e)   Minimum Asset Coverage

Numerator:             Cash
                       +Net accounts receivable                  _______________
                       +real estate BV (<= $25,000,000.00)       _______________
                       +rolling stock NBV                        _______________
                       =Assets                                                 A
                                                                 ---------------

                       Divided by:

Denominator:           Accounts Payable                          _______________
                       +Outstanding Indebtedness
                       +Unfunded but committed Indebtedness      _______________
                       =Total                                                  B
                                                                 ---------------

                       Equals                                                A/B
                                                                 ---------------

                       Minimum Required                                   120.0%
                                                                 ---------------

                                     KNIGHT TRANSPORTATION, INC., an Arizona
                                     corporation


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                         ---------------------------------------

                                      -3-